Exhibit 99.1

Energy Recovery Reports its Second Quarter 2026 Financial Results

SAN LEANDRO, Calif. - August 5, 2026 – Energy Recovery, Inc. (Nasdaq:ERII) (“Energy Recovery”, “Company”, “we”, and “our”) today announced its financial results for the second quarter and six months ended June 30, 2026. Management has released a letter to shareholders reviewing business and financial updates from the second quarter and discussing our outlook for 2026. This letter is located under “News and Events” in the “Investors” section on the Energy Recovery website (https://ir.energyrecovery.com/news-events/shareholder-letters).

Second Quarter Highlights
•Revenue of $12.0 million, a decrease of $16.1 million, as compared to Q2’2025.
•Gross margin of 74.7%, as compared to gross margin of 64.0% in Q2’2025 primarily due to to indirect manufacturing costs and channel mix, partially offset by lower volume.
•Operating expenses of $14.8 million, a decrease of 10.0%, as compared to Q2’2025, primarily due to lower employee compensation costs, including stock-based compensation expense, and lower consulting costs, partially offset by restructuring charges incurred in Q2’2026.
•Loss from operations of $5.9 million, a decrease of $7.4 million as compared to income from operations of $1.5 million during Q2’2025, due primarily to lower revenue due to the war in Iran.
•Net loss of $3.2 million and adjusted EBITDA(1) loss of $2.6 million.
•Cash and investments of $98.1 million, which includes cash, cash equivalents, and short- and long-term investments.

Financial Highlights

	Quarter to Date			Year to Date
	Q2’2026	Q2’2025	vs. Q2’2025	2026	2025	2026 vs. 2025
	(In millions, except net income (loss) per share, percentages and basis points)
Revenue	$12.0	$28.1	down 57%	$21.7	$36.1	down 40%
Gross margin	74.7%	64.0%	up 1070 bps	53.7%	62.1%	down 840 bps
Operating margin	(49.0%)	5.3%	NM	(95.6%)	(30.7%)	NM
Net income (loss)	($3.2)	$2.1	down 256%	($15.4)	($7.8)	down 97%
Diluted earnings (loss) per share	($0.06)	$0.04	down $0.10	($0.30)	($0.14)	down $0.16
Effective tax rate				19.1%	14.0%
Cash provided by operations	$16.3	$4.1		$37.3	$14.8

Non-GAAP Financial Highlights (1)

	Quarter to Date			Year to Date
	Q2’2026	Q2’2025	vs. Q2’2025	2026	2025	2026 vs. 2025
	(In millions, except adjusted net income (loss) per share, percentages and basis points)
Adjusted operating margin	(30.4%)	12.2%	down 4260 bps	(54.0%)	(17.4%)	NM
Adjusted net income (loss)	($1.4)	$3.7	down 136%	($7.1)	($3.3)	down 116%
Adjusted earnings (loss) per share	($0.03)	$0.07	down $0.10	($0.14)	($0.06)	down $0.08
Adjusted EBITDA	($2.6)	$4.4		($9.7)	($4.4)
Free cash flow	$15.4	$4.0		$35.7	$14.5

(1)Refer to the sections “Use of Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” for definitions of our non-GAAP financial measures and reconciliations of GAAP to non-GAAP amounts, respectively.
NM    Not Meaningful

Forward-Looking Statements
Certain matters discussed in this press release and on the conference call are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information currently available to the Company and on management’s beliefs, assumptions, estimates, or projections and are not guarantees of future events or results. Potential risks and uncertainties include risks relating to the future demand for the Company’s products, risks relating to performance by our customers and third-party partners, risks relating to the timing of revenue, and any other factors that may have been discussed herein regarding the risks and uncertainties of the Company’s business, and the risks discussed under “Risk Factors” in the Company’s Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) for the year ended December 31, 2025, as well as other reports filed by the Company with the SEC from time to time. Because such forward-looking statements involve risks and uncertainties, the Company’s actual results may differ materially from the predictions in these forward-looking statements. All forward-looking statements are made as of today, and the Company assumes no obligation to update such statements.

Use of Non-GAAP Financial Measures
This press release includes certain non-GAAP financial measures, including adjusted operating margin, adjusted net income (loss), adjusted earnings (loss) per share, adjusted EBITDA and free cash flow. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions, and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Notes to the Financial Results
•Adjusted operating margin is a non-GAAP financial measure that the Company defines as income (loss) from operations which excludes i) stock-based compensation; ii) restructuring charges, iii) restructuring - inventory reserve, iv) impairment of long-lived assets, and v) impairment of goodwill, divided by revenues.
•Adjusted net income (loss) is a non-GAAP financial measure that the Company defines as net income (loss) which excludes i) stock-based compensation; ii) restructuring charges; iii) restructuring - inventory reserve, iv) impairment of long-lived assets; v) impairment of goodwill and vi) the applicable tax effect of the excluded items including the stock-based compensation discrete tax item.
•Adjusted earnings (loss) per share is a non-GAAP financial measure that the Company defines as net income (loss), which excludes i) stock-based compensation; ii) restructuring charges; iii) restructuring - inventory reserve, iv) impairment of long-lived assets; v) impairment of goodwill and vi) the applicable tax effect of the excluded items including the stock-based compensation discrete tax item, divided by basic shares outstanding.
•Adjusted EBITDA is a non-GAAP financial measure that the Company defines as net income (loss) which excludes i) depreciation and amortization; ii) stock-based compensation; iii) restructuring charges; iv) restructuring - inventory reserve, v) impairment of long-lived assets; vi) impairment of goodwill vii) other income, net, such as interest income and other non-operating income (expense), net; and viii) provision for (benefit from) income taxes.
•Free cash flow is a non-GAAP financial measure that the Company defines as net cash provided by operating activities less capital expenditures.

Conference Call to Discuss Financial Results

LIVE CONFERENCE Q&A CALL:
Wednesday, August 5, 2026, 2:00 PM PT / 5:00 PM ET
US / Canada Toll-Free: +1 (877) 709-8150
Local / International Toll: +1 (201) 689-8354

CONFERENCE Q&A CALL REPLAY:
Available approximately three hours after conclusion of the live call.
Expiration: Saturday, September 5, 2026
US / Canada Toll-Free: +1 (877) 660-6853
Local / International Toll: +1 (201) 612-7415
Access code: 13760218

Investors may also access the live call and the replay over the internet on the “Events” page of the Company’s website located at https://ir.energyrecovery.com/news-events/ir-calendar.

Disclosure Information
Energy Recovery uses the investor relations section on its website as means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Energy Recovery’s investor relations website in addition to following Energy Recovery’s press releases, SEC filings, and public conference calls and webcasts.

About Energy Recovery
Energy Recovery (Nasdaq: ERII) designs and manufactures world-class energy-saving technology for critical infrastructure that communities rely on every day, driving a more resilient and sustainable future. Grounded in more than 30 years of leadership in the desalination industry, today we use our proprietary pressure exchanger technology to help customers in multiple industries improve their operations and lower their emissions. Headquartered in the San Francisco Bay Area, we operate manufacturing and R&D facilities throughout California, with sales and on-site technical support available globally. For more information, please visit www.energyrecovery.com

Contact
Investor Relations
ir@energyrecovery.com

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 30, 2026	December 31, 2025
	(In thousands)
ASSETS
Cash, cash equivalents and investments	$98,074	$83,283
Accounts receivable and contract assets	14,237	78,286
Inventories, net	38,242	24,260
Prepaid expenses and other assets	3,888	3,416
Property, equipment and operating leases	19,298	20,635
Goodwill	11,128	12,790
Deferred tax assets and other assets	12,869	8,844
TOTAL ASSETS	$197,736	$231,514

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Accounts payable, accrued expenses, and other liabilities, current	$14,791	$13,784
Contract liabilities and other liabilities, non-current	2,234	2,109
Lease liabilities	8,233	9,429
Total liabilities	25,258	25,322

Stockholders’ equity	172,478	206,192
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$197,736	$231,514

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
	(In thousands, except per share data)
Revenue	$11,996	$28,051	$21,702	$36,116
Cost of revenue	3,039	10,097	8,411	13,704
Restructuring - inventory reserve	—	—	1,632	—
Gross profit	8,957	17,954	11,659	22,412

Operating expenses
General and administrative	6,801	7,669	13,256	16,243
Sales and marketing	4,336	5,360	9,455	10,266
Research and development	2,849	3,451	5,638	6,452
Restructuring charges	855	—	2,391	539
Impairment of goodwill	—	—	1,662	—
Total operating expenses	14,841	16,480	32,402	33,500
Income (loss) from operations	(5,884)	1,474	(20,743)	(11,088)

Other income, net	802	914	1,635	1,993
Income (loss) before income taxes	(5,082)	2,388	(19,108)	(9,095)
Provision for (benefit from) income taxes	(1,884)	334	(3,659)	(1,269)
Net income (loss)	$(3,198)	$2,054	$(15,449)	$(7,826)

Net income (loss) per share
Basic	$(0.06)	$0.04	$(0.30)	$(0.14)
Diluted	$(0.06)	$0.04	$(0.30)	$(0.14)

Number of shares used in per share calculations
Basic	51,463	54,257	52,058	54,578
Diluted	51,463	54,486	52,058	54,578

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended June 30,
	2026	2025
	(In thousands)
Cash flows from operating activities:
Net loss	$(15,449)	$(7,826)
Non-cash adjustments	4,979	4,706
Net cash provided by operating assets and liabilities	47,813	17,944
Net cash provided by operating activities	37,343	14,824

Cash flows from investing activities:
Net investment in marketable securities	(1,303)	33,882
Capital expenditures	(1,689)	(326)
Proceeds from sales of fixed assets	13	10
Net cash (used in) provided by investing activities	(2,979)	33,566

Cash flows from financing activities:
Net proceeds from issuance of common stock	132	1,459
Tax payment for employee shares withheld	(682)	(476)
Repurchase of common stock and net excise tax activity	(20,432)	(22,009)
Net cash used in financing activities	(20,982)	(21,026)

Effect of exchange rate differences	(20)	60
Net change in cash, cash equivalents and restricted cash	$13,362	$27,424
Cash, cash equivalents and restricted cash, end of period	$61,438	$57,181

ENERGY RECOVERY, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(Unaudited)

Channel Revenue

	Three Months Ended June 30,			Six Months Ended June 30,
	2026	2025	vs. 2025	2026	2025	vs. 2025
	(In thousands, except percentages)
Original equipment manufacturer	$5,178	$8,357	down 38%	$11,766	$12,358	down 5%
Aftermarket	4,112	4,892	down 16%	6,866	8,920	down 23%
Megaproject	2,706	14,802	down 82%	3,070	14,838	down 79%
Total revenue	$11,996	$28,051	down 57%	$21,702	$36,116	down 40%
Segment Activity

	Three Months Ended June 30,
	2026				2025
	Desalination	Wastewater	Corporate and Other	Total	Desalination	Wastewater	Corporate and Other	Total
	(In thousands)
Revenue	$11,483	$513	$—	$11,996	$25,500	$2,339	$212	$28,051
Cost of revenue	2,781	258	—	3,039	9,259	667	171	10,097
Restructuring - inventory reserve	—	—	—	—	—	—	—	—
Gross profit	8,702	255	—	8,957	16,241	1,672	41	17,954

Operating expenses
General and administrative	1,025	872	4,904	6,801	788	535	6,346	7,669
Sales and marketing	2,453	1,209	674	4,336	2,183	1,097	2,080	5,360
Research and development	2,391	262	196	2,849	1,370	234	1,847	3,451
Restructuring charges	—	—	855	855	—	—	—	—
Total operating expenses	5,869	2,343	6,629	14,841	4,341	1,866	10,273	16,480
Operating income (loss)	$2,833	$(2,088)	$(6,629)	(5,884)	$11,900	$(194)	$(10,232)	1,474
Other income, net				802				914
Income (loss) before income taxes				$(5,082)				$2,388

	Six Months Ended June 30,
	2026				2025
	Desalination	Wastewater	Corporate and Other	Total	Desalination	Wastewater	Corporate and Other	Total
	(In thousands)
Revenue	$20,390	$1,114	$198	$21,702	$33,259	$2,644	$213	$36,116
Cost of revenue	7,723	628	60	8,411	12,641	846	217	13,704
Restructuring - inventory reserve	—	—	1,632	1,632	—	—	—	—
Gross profit (loss)	12,667	486	(1,494)	11,659	20,618	1,798	(4)	22,412

Operating expenses
General and administrative	1,781	1,853	9,622	13,256	1,633	1,263	13,347	16,243
Sales and marketing	4,938	2,372	2,145	9,455	4,291	2,134	3,841	10,266
Research and development	4,007	398	1,233	5,638	2,219	563	3,670	6,452
Restructuring charges	335	18	2,038	2,391	107	103	329	539
Impairment of goodwill	—	—	1,662	1,662	—	—	—	—
Total operating expenses	11,061	4,641	16,700	32,402	8,250	4,063	21,187	33,500
Operating income (loss)	$1,606	$(4,155)	$(18,194)	(20,743)	$12,368	$(2,265)	$(21,191)	(11,088)
Other income, net				1,635				1,993
Income before income taxes				$(19,108)				$(9,095)

Stock-based Compensation

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
	(In thousands)
Stock-based compensation expense charged to:
Cost of revenue	$145	$148	$243	$296
General and administrative	429	728	1,398	1,598
Sales and marketing	582	701	1,253	1,380
Research and development	230	359	455	625
Total stock-based compensation expense	$1,386	$1,936	$3,349	$3,899

ENERGY RECOVERY, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (1)
(Unaudited)

This press release includes certain non-GAAP financial information because we plan and manage our business using such information. The following table reconciles the GAAP financial information to the non-GAAP financial information.

	Quarter to Date		Year to Date
	Q2'2026	Q2'2025	Q2'2026	Q2'2025
	(In millions, except shares, per share and percentages)
Operating margin	(49.0)%	5.3%	(95.6)%	(30.7)%
Stock-based compensation	11.6	6.9	15.4	10.8
Restructuring charges	7.1	—	11.0	1.5
Impairment of long-lived assets	—	—	—	1.0
Restructuring - inventory reserve	—	—	7.5	—
Impairment of goodwill	—	—	7.7	—
Adjusted operating margin	(30.4)%	12.2%	(54.0)%	(17.4)%

Net income (loss)	$(3.2)	$2.1	$(15.4)	$(7.8)
Stock-based compensation	1.4	1.9	3.3	3.9
Restructuring charges (2)	0.5	—	2.1	0.5
Impairment of long-lived assets (2)	—	—	—	0.3
Restructuring - inventory reserve(2)	—	—	1.4	—
Impairment of goodwill (2)	—	—	1.4	—
Stock-based compensation discrete tax item	(0.1)	(0.3)	0.1	(0.2)
Adjusted net income (loss)	$(1.4)	$3.7	$(7.1)	$(3.3)

Net income (loss) per share	$(0.06)	$0.04	$(0.30)	$(0.14)
Adjustments to net income (loss) per share (3)	0.03	0.03	0.16	0.08
Adjusted earnings (loss) per share	$(0.03)	$0.07	$(0.14)	$(0.06)

Net income (loss)	$(3.2)	$2.1	$(15.4)	$(7.8)
Stock-based compensation	1.4	1.9	3.3	3.9
Depreciation and amortization	1.0	0.9	2.0	1.9
Restructuring charges	0.9	—	2.4	0.5
Impairment of long-lived assets	—	—	—	0.4
Restructuring - inventory reserve	—	—	1.6	—
Impairment of goodwill	—	—	1.7	—
Other income, net	(0.8)	(0.9)	(1.6)	(2.0)
Provision for (benefit from) income taxes	(1.9)	0.3	(3.7)	(1.3)
Adjusted EBITDA	$(2.6)	$4.4	$(9.7)	$(4.4)

Free cash flow
Net cash provided by operating activities	$16.3	$4.1	$37.3	$14.8
Capital expenditures	(0.9)	(0.1)	(1.7)	(0.3)
Free cash flow	$15.4	$4.0	$35.7	$14.5

(1)Amounts may not total due to rounding.
(2)Amounts presented are net of tax.
(3)Refer to the sections “Use of Non-GAAP Financial Measures” for description of items included in adjustments.